Exhibit 99.2

Supplemental Operating and Financial Data Third Quarter 2011

Franklin Street Properties Corp. ● 401 Edgewater Place ● Wakefield, MA 01880 ● (781) 557-1300

www.franklinstreetproperties.com

Table of Contents

	Page		Page

Company Overview	3-5	Tenant Analysis
		20 Largest tenants with annualized rent and remaining term	21
Key Financial Data		20 Largest Tenants, Industry Profile	22
Financial Highlights	6	Lease Expirations by Square Feet	23
Management’s Key Operating Measures	7	Lease Expirations with annualized rent per square foot	24
Income Statements	8	Percentage of Leased Space by Property	25
EPS, FFO, GOS and FFO+GOS	9
Balance Sheets	10	Transactional Drivers
Cash Flow Statements	11	Capital Recycling	26
Segment Information	12-13	Investment Banking Performance	27
Property Net Operating Income (NOI): Cash and GAAP Basis	14
Capital Analysis	15	FFO and FFO+GOS Reconciliations	28
		FFO and FFO+GOS Definitions	29
Portfolio Overview		FAD Reconciliation and Definition	30
Property by Form of FSP Participation	16	EBITDA Reconciliation and Definition	31
Regional Analysis and Map	17	NOI Reconciliation and Definition	32
Owned Property List	18
Properties with annualized rent per square foot	19
Capital Expenditures	20

All financial information contained in this supplemental information package is unaudited. In addition, certain statements contained in this supplemental information package may be deemed to be forward-looking statements within the meaning of the federal securities laws. Although FSP believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that its expectations will be achieved. Factors that could cause actual results to differ materially from FSP’s current expectations include general economic conditions, local real estate conditions, the performance of properties that FSP has acquired or may acquire, the timely lease-up of properties and other risks, detailed from time to time in FSP’s SEC reports. FSP assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

September 30, 2011	2

Company Overview

Overview

Franklin Street Properties Corp. (FSP) (NYSE Amex: FSP) is an investment firm focused on achieving current income and long-term growth through investments in commercial properties. FSP’s portfolio of real estate assets consists primarily of suburban office buildings and includes select investments in central business district (CBD) properties. FSP’s real estate operations include property acquisitions and dispositions, interim acquisition and short-term financing, leasing, development and asset management. FSP’s subsidiary, FSP Investments LLC (member, FINRA and SIPC), is a real estate investment banking firm and registered broker/dealer.

Our Business

FSP operates in two business segments and has two principal sources of revenue; real estate operations and investment banking/investment services. Real estate operations include rental income from real estate leasing, interest income from loans made for interim acquisition or other purposes, and fee income from asset management. Investment banking/investment services generate brokerage commissions, loan origination fees, development services and other fees related to the organization of single-purpose entities that own real estate and the private placement of equity in those entities.

Strategy

FSP’s investment strategy is to make selective acquisitions based on market and/or property specific criteria, actively manage the property to maximize its value and dispose of the property when the ideal time or situation arises. Proceeds from property sales are redeployed into other specific real estate assets, used for other corporate purposes and/or paid out to shareholders as special dividends. Unlike many real estate investment companies, which have utilized significant leverage in an attempt to enhance their real estate portfolio’s returns, FSP has used very moderate leverage. FSP’s historical growth has been achieved without the use of permanent mortgage debt on any of our properties. This model has significantly reduced FSP’s risk profile by reducing foreclosure, financing and refinancing risk. The Company’s strategy is to employ modest leverage to accelerate its growth and capitalize on market conditions and opportunities as they arise. In addition, FSP believes that it can lower investment risk while enhancing current income and long-term appreciation potential by owning properties in diversified geographic locations that have sound long-term economic growth potential.

Snapshot
(as of September 30, 2011)
Corporate Headquarters	Wakefield, MA
Fiscal Year-End	31-Dec
Total Properties	35
Total Square Feet	6.9 Million
Common Shares Outstanding	82,937,405
Quarterly Dividend	$0.19
Dividend Yield	6.72%
Total Market Capitalization	$1.3 Billion
Insider Holdings	12.6%

September 30, 2011	3

Company Overview

Structure of the Company

FSP has elected to be taxed as a Real Estate Investment Trust (REIT) under the Internal Revenue Code. To qualify as a REIT, we must meet a number of organizational and operational requirements, including a requirement to distribute at least 90% of our adjusted taxable income to our shareholders. Management intends to continue to adhere to these requirements and to maintain our REIT status. As a REIT we are entitled to a tax deduction for some or all of the dividends we pay to shareholders. Accordingly, we generally will not be subject to federal income taxes as long as we distribute an amount equal to or in excess of our taxable income to shareholders.

Dividend Philosophy

FSP has been able to offer shareholders high-quality, risk-adjusted returns. The ongoing and recurring rental revenue stream provides stability to our regular quarterly dividend. In addition, the possibility exists for the payment of annual special dividends resulting from the sale of properties in the portfolio and the income from FSP’s investment banking business.

Board of Directors and Management

George J. Carter	Dennis J. McGillicuddy	Scott H. Carter
President, Chief Executive Officer	Director	Executive Vice President, General
Chairman of the Board	Member, Audit Committee	Counsel and Assistant Secretary
Member, Compensation Committee
Barbara J. Fournier		John G. Demeritt
Executive Vice President, Chief Operating Officer,	Georgia Murray	Executive Vice President and
Treasurer, Secretary and Director	Director	Chief Financial Officer
Chair, Compensation Committee
Janet Notopoulos	Member, Audit Committee	William W. Gribbell
Executive Vice President and Director		Executive Vice President
Barry Silverstein
John N. Burke	Director	R. Scott MacPhee
Director	Member, Audit Committee	Executive Vice President
Chair, Audit Committee	Member, Compensation Committee
Member, Compensation Committee

September 30, 2011	4

Company Overview

Corporate Headquarters	Trading Symbol	Inquiries
401 Edgewater Place, Suite 200	NYSE Amex	Inquires should be directed to:
Wakefield, MA 01880	Symbol: FSP	John Demeritt, CFO
(t) 781-557-1300		877-686-9496 or InvestorRelations@
(f) 781-246-2807		franklinstreetproperties.com
www.franklinstreetproperties.com

Common Stock Data (NYSE Amex: FSP)
	For the Three Months Ended
	30-Sep-11	30-Jun-11	31-Mar-11	31-Dec-10	30-Sep-10	30-Jun-10	31-Mar-10
High Price	13.91	14.25	15.63	14.42	12.86	15.70	15.01
Low Price	10.49	12	13.52	12.2	10.99	11.04	11.64
Closing Price, at the end of the quarter	11.31	12.91	14.07	14.25	12.42	11.81	14.43
Dividends paid per share – quarterly	0.19	0.19	0.19	0.19	0.19	0.19	0.19
Closing dividend yield – annualized	6.72%	5.89%	5.40%	5.33%	6.12%	6.44%	5.27%
Common shares outstanding (millions)	82.94	81.44	81.44	81.44	79.84	79.68	79.68

Timing

Quarterly and Annual results are expected to be announced during the week ending on these dates:

First Quarter:	4-May-12	Third Quarter:	2-Nov-12
Second Quarter:	30-Jul-12	Fourth Quarter:	24-Feb-12

September 30, 2011	5

Financial Highlights (in thousands, except per share data)

								For the Year
	For the Three Months Ended							Ended
	31-Mar-11	30-Jun-11	30-Sep-11	31-Mar-10	30-Jun-10	30-Sep-10	31-Dec-10	31-Dec-10
Income Items:
Revenue:
Rental	$31,100	$34,755	$33,672	$28,588	$27,046	$29,222	$29,782	$114,638
Related party revenue	2,016	5,658	2,040	800	1,853	896	4,163	7,712
Other	6	7	7	9	6	20	54	89
Total revenue	33,122	40,420	35,719	29,397	28,905	30,138	33,999	122,439

Total expenses	29,336	33,589	32,919	25,320	24,488	26,987	29,258	106,053

Income before interest income, equity in earnings in non-consolidated REITs and taxes	3,786	6,831	2,800	4,077	4,417	3,151	4,741	16,386
Interest income	11	9	8	8	9	4	4	25
Equity in earnings in non-consolidated REITs	968	1,166	573	253	380	404	229	1,266

Income before taxes	4,765	8,006	3,381	4,338	4,806	3,559	4,974	17,677
Income tax expense (benefit)	50	68	67	(68)	5	(37)	317	217

Income from continuing operations	4,715	7,938	3,314	4,406	4,801	3,596	4,657	17,460
Income from discontinued operations	459	97	—	1,156	1,153	1,161	1,163	4,633
Gain on sale of assets	19,593	2,346	—	—	—	—	—	—

Net income	$24,767	$10,381	$3,314	$5,562	$5,954	$4,757	$5,820	$22,093

FFO+GOS*:
FFO	$16,250	$20,140	$16,463	$16,650	$16,702	$16,052	$17,518	$66,922
GOS	19,593	2,346	—	—	—	—	—	—
FFO+GOS	$35,843	$22,486	$16,463	$16,650	$16,702	$16,052	$17,518	$66,922

Per Share Data:
EPS	$0.30	$0.13	$0.04	$0.07	$0.07	$0.06	$0.07	$0.28
FFO	0.20	0.25	0.20	0.21	0.21	0.20	0.22	0.84
GOS	—	—	—	—	—	—	—	—
FFO+GOS	0.44	0.28	0.20	0.21	0.21	0.20	0.22	0.84

Weighted Average Shares (diluted)	81,437	81,437	81,600	79,681	79,681	79,751	80,187	79,826

Balance Sheet Items:
Real estate, net	$979,560	$976,131	$997,258	$778,409	$798,058	$796,289	$862,698	$862,698
Other assets, net	387,342	327,633	348,526	372,139	387,141	391,270	376,037	376,037
Total assets, net	1,366,902	1,303,764	1,345,784	1,150,548	1,185,199	1,187,559	1,238,735	1,238,735
Total liabilities, net	435,801	377,374	413,784	222,771	266,347	277,272	317,177	317,177
Shareholders' equity	931,101	926,390	932,000	927,777	918,852	910,287	921,558	921,558

* See page 28 for a reconciliation of Net Income to FFO and FFO+GOS and page 29 for definitions of FFO and FFO+GOS

September 30, 2011	6

Management’s Key Operating Measures

Total Profits* by Segment
(in thousands)
$100,000
$90,000
$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
($10,000)
2007
2008
2009
2010
9 Mos 2010
9 Mos 2011
Fee income from real estate banking
Gain on sale of properties
Rental income from properties

Shareholder Equity per Share
$20.00
$19.00
$18.00
$17.00
$16.00
$15.00
$14.00
$13.00
$12.00
$11.00
$10.00
2007
2008
2009
2010
Sep-10
Sep-11

* See page 28 for a reconciliation of Net Income to FFO and FFO+GOS (Total Profits) and page 29 for definitions of FFO and FFO+GOS

September 30, 2011	7

Condensed Consolidated Income Statements ($ in thousands, except per share amounts)

								For the
	For the Three Months Ended							Year Ended
	31-Mar-11	30-Jun-11	30-Sep-11	31-Mar-10	30-Jun-10	30-Sep-10	31-Dec-10	31-Dec-10

Revenue:
Rental	$31,100	$33,605	$33,672	$28,588	$27,046	$29,222	$29,782	$114,638
Related party revenue:
Syndication fees	517	2,973	533	121	541	20	1,862	2,544
Transaction fees	691	2,685	470	146	753	246	1,582	2,727
Management fees and interest income from loans	808	1,150	1,037	533	559	630	719	2,441
Other	6	7	7	9	6	20	54	89
Total revenue	33,122	40,420	35,719	29,397	28,905	30,138	33,999	122,439

Expenses:
Real estate operating expenses	8,730	8,765	9,328	7,949	7,335	8,714	9,602	33,600
Real estate taxes and insurance	4,759	5,228	5,020	4,973	4,038	4,636	4,430	18,077
Depreciation and amortization	10,783	12,067	12,389	8,461	8,485	9,655	9,729	36,330
Selling, general and administrative	2,368	2,396	2,414	2,171	2,559	2,074	2,482	9,286
Commissions	288	1,555	349	114	336	16	1,011	1,477
Interest	2,408	3,578	3,419	1,652	1,735	1,892	2,004	7,283
Total expenses	29,336	33,589	32,919	25,320	24,488	26,987	29,258	106,053

Income before interest income, equity in earnings of non-consolidated REITs and taxes	3,786	6,831	2,800	4,077	4,417	3,151	4,741	16,386
Interest income	11	9	8	8	9	4	4	25
Equity in earnings of non-consolidated REITs	968	1,166	573	253	380	404	229	1,266

	4,765	8,006	3,381	4,338	4,806	3,559	4,974	17,677
Income tax expense (benefit)	50	68	67	(68)	5	(37)	317	217

Income from continuing operations	4,715	7,938	3,314	4,406	4,801	3,596	4,657	17,460
Income from discontinued operations	459	97	—	1,156	1,153	1,161	1,163	4,633
Gain on sale of assets	19,593	2,346	—	—	—	—	—	—

Net income	$24,767	$10,381	$3,314	$5,562	$5,954	$4,757	$5,820	$22,093

Weighted average number of shares outstanding, basic and diluted	81,437	81,437	81,600	79,681	79,681	79,751	80,187	79,826

Earnings per share, basic and diluted, attributable to:
Continuing operations	$0.06	$0.10	$0.04	$0.06	$0.06	$0.05	$0.06	$0.22
Discontinued operations	0.01	—	—	0.01	0.01	0.01	0.01	0.06
Gains on sales of assets	0.24	0.03	—	—	—	—	—	—
Net income per share, basic and diluted	$0.30	$0.13	$0.04	$0.07	$0.07	$0.06	$0.07	$0.28

September 30, 2011	8

EPS, FFO, GOS and FFO+GOS*

* See page 28 for a reconciliation of Net Income to FFO and FFO+GOS (Total Profits) and page 29 for definitions of FFO and FFO+GOS

September 30, 2011	9

Condensed Consolidated Balance Sheets (in thousands)

	March 31,	June 30,	September 30,	March 31,	June 30,	September 30,	December 31,
	2011	2011	2011	2010	2010	2010	2010
Assets:
Real estate assets:
Land	$129,800	$129,800	$134,711	$101,322	$109,950	$109,950	$121,720
Buildings and improvements	978,876	982,821	1,006,814	779,033	795,515	799,339	863,317
Fixtures and equipment	600	726	761	354	458	458	578
	1,109,276	1,113,347	1,142,286	880,709	905,923	909,747	985,615
Less accumulated depreciation	129,716	137,216	145,028	102,300	107,865	113,458	122,917
Real estate assets, net	979,560	976,131	997,258	778,409	798,058	796,289	862,698

Acquired real estate leases, net	85,290	81,455	91,585	30,822	45,871	43,185	40,578
Investment in non-consolidated REITs	88,652	88,654	88,225	91,787	90,782	89,995	89,327
Assets held for syndication, net	47,630	11,206	4,720	2,791	—	—	2,976
Assets held for sale	5,108	—	—	148,472	147,225	145,981	74,947
Cash and cash equivalents	49,488	28,881	44,047	22,815	21,487	20,554	68,213
Restricted cash	440	459	477	50	59	55	420
Tenant rent receivables, net	1,688	1,846	1,418	1,385	900	2,123	1,922
Straight-line rent receivable, net	20,838	23,745	26,067	13,584	14,153	15,183	18,752
Prepaid expenses	1,400	1,255	2,553	2,236	2,280	2,511	1,654
Related party mortgage loan receivable	60,116	61,916	61,916	41,325	46,270	53,756	57,684
Other assets	6,339	6,237	5,219	1,220	1,620	1,387	1,188
Deferred leasing commissions, net	20,353	21,979	22,299	15,652	16,494	16,540	18,376
Total assets	$1,366,902	$1,303,764	$1,345,784	$1,150,548	$1,185,199	$1,187,559	$1,238,735

Liabilities and Stockholders’ Equity:
Liabilities:
Bank note payable	$404,000	$345,000	$375,000	$119,968	$162,968	$167,968	$209,968
Term loan payable	—	—	—	75,000	75,000	75,000	74,850
Accounts payable and accrued expenses	20,562	21,431	28,258	20,467	18,766	25,064	22,435
Accrued compensation	603	1,070	1,383	274	1,040	1,334	1,803
Tenant security deposits	2,533	2,476	2,453	1,696	2,004	1,922	1,930
Other liabilities: derivative termination value	828	447	63	1,995	1,735	1,416	1,077
Acquired unfavorable real estate leases, net	7,275	6,950	6,627	3,371	4,834	4,568	5,114
Total liabilities	435,801	377,374	413,784	222,771	266,347	277,272	317,177

Commitments and contingencies

Stockholders’ Equity:
Preferred stock	—	—	—	—	—	—	—
Common stock	8	8	8	8	8	8	8
Additional paid-in capital	1,025,491	1,025,491	1,042,876	1,003,712	1,003,712	1,005,211	1,025,491
Accumulated other comprehensive loss	(828)	(447)	(63)	(1,995)	(1,735)	(1,416)	(1,077)
Accumulated distributions in excess of accumulated earnings	(93,570)	(98,662)	(110,821)	(73,948)	(83,133)	(93,516)	(102,864)
Total stockholders’ equity	931,101	926,390	932,000	927,777	918,852	910,287	921,558
Total liabilities and stockholders’ equity	$1,366,902	$1,303,764	$1,345,784	$1,150,548	$1,185,199	$1,187,559	$1,238,735

September 30, 2011	10

Condensed Consolidated Statements of Cash Flows (in thousands)

	Nine Months ended September 30,		Twelve Months ended December 31
	2011	2010	2010	2009	2008

Cash flows from operating activities:
Net income	$38,462	$16,273	$22,093	$27,872	$31,959
Adjustments to reconcile net income to net cash provided by operating activities:
Gains on assets sold	(21,939)	—	—	(424)	—
Depreciation and amortization expense	36,563	29,078	39,627	36,561	30,444
Amortization of above market lease	(119)	1,243	1,362	3,359	4,283
Equity in earnings (losses) from non-consolidated REITs	(2,805)	(1,037)	(1,183)	(2,012)	(2,747)
Distributions from non-consolidated REITs	4,086	3,923	5,170	5,628	5,348
Increase in bad debt reserve	(365)	920	980	111	79
Changes in operating assets and liabilities:
Restricted cash	(57)	279	(86)	2	—
Tenant rent receivables	869	(1,261)	(1,120)	(564)	64
Straight-line rents	(7,404)	(2,961)	(4,249)	(1,879)	(1,406)
Prepaid expenses and other assets	116	(126)	865	907	(901)
Accounts payable and accrued expenses	4,131	615	(351)	2,760	448
Accrued compensation	(420)	(82)	387	(238)	90
Tenant security deposits	523	114	122	(66)	—
Payment of deferred leasing commissions	(6,710)	(7,894)	(10,515)	(2,659)	(3,353)

Net cash provided by operating activities	44,931	39,084	53,102	69,358	64,308

Cash flows from investing activities:
Purchase of real estate assets, office computers and furniture, capitalized merger costs and acquired real estate leases	(214,275)	(48,659)	(54,344)	(132,323)	(78,396)
Investment in non-consolidated REITs	(10)	(2)	(11)	(13,218)	(10)
Investment in related party mortgage loan receivable	(4,232)	(17,221)	(21,149)	(35,410)	(1,125)
Changes in deposits on real estate assets	200	—	(200)	—	(1,300)
Investment in assets held for syndication, net	(2,427)	4,858	1,319	8,159	12,236
Proceeds received on sales of real estate assets	96,790	—	—	672	—

Net cash used in investing activities	(123,954)	(61,024)	(74,385)	(172,120)	(68,595)

Cash flows from financing activities:
Distributions to stockholders	(46,419)	(45,418)	(60,586)	(55,313)	(70,481)
Proceeds (costs) from equity offering, net	17,465	1,548	21,868	114,695	—
Borrowings under New Revolver, net	375,000	58,960	—	—	—
Borrowings (repayments) under Revolver	(209,968)	—	100,960	41,540	(17,282)
Borrowing (repayment) of term loan payable, net	(74,850)	—	(150)	—	75,000
Deferred Financing Costs	(5,389)	—	—	—	(694)
Swap termination payment	(982)	—	—	—	—

Net cash provided by (used in) financing activities	54,857	15,090	62,092	100,922	(13,457)

Net decreases in cash and cash equivalents	(24,166)	(6,850)	40,809	(1,840)	(17,744)

Cash and cash equivalents, beginning of period	68,213	27,404	27,404	29,244	46,988

Cash and cash equivalents, end of period	$44,047	$20,554	$68,213	$27,404	$29,244

September 30, 2011	11

Segment Information* ($ in thousands except per share amounts)

	Three Months Ended September 30, 2011			Three Months Ended September 30, 2010			Nine Months Ended September 30, 2011			Nine Months Ended September 30, 2010
	Real	Investment		Real	Investment		Real	Investment		Real	Investment
	Estate	Banking	Total	Estate	Banking	Total	Estate	Banking	Total	Estate	Banking	Total
Revenue:
Rental Income	$33,672	$—	$33,672	$29,222	$—	$29,222	$98,377	$—	$98,377	$84,855	$—	$84,855
Syndication Fees	—	533	533	—	21	21	—	4,023	4,023	—	682	682
Transaction Fees	—	470	470	—	246	246	—	3,846	3,846	—	1,145	1,145
Management Fees & Interest Income	1,037	—	1,037	629	—	629	2,995	—	2,995	1,721	—	1,721
Other Income	7	—	7	20	—	20	20	—	20	35	—	35

Total Revenue	34,716	1,003	35,719	29,871	267	30,138	101,392	7,869	109,261	86,611	1,827	88,438

Expenses
Rental Operating Expenses	9,328	—	9,328	8,716	(2)	8,714	26,823	—	26,823	23,998	—	23,998
Real Estate Taxes and Insurance	5,020	—	5,020	4,636	—	4,636	15,007	—	15,007	13,646	—	13,646
Depreciaton and Amortization	12,351	38	12,389	9,589	66	9,655	35,126	113	35,239	26,462	138	26,600
Selling, general and administrative	1,655	759	2,414	1,400	674	2,074	4,900	2,278	7,178	4,700	2,104	6,804
Commissions and Broker Expenses	—	349	349	—	16	16	—	2,192	2,192	—	466	466
Interest & Commitment Fees	3,419	—	3,419	1,892	—	1,892	9,405	—	9,405	5,280	—	5,280
Total Expenses	31,773	1,146	32,919	26,233	754	26,987	91,261	4,583	95,844	74,086	2,708	76,794

Income before Equity, Interest and Taxes	2,943	(143)	2,800	3,638	(487)	3,151	10,131	3,286	13,417	12,525	(881)	11,644
Interest Income	4	4	8	4	—	4	19	9	28	20	1	21
Equity Income SARs	573	—	573	404	—	404	2,707	—	2,707	1,037	—	1,037
Income before Taxes	3,520	(139)	3,381	4,046	(487)	3,559	12,857	3,295	16,152	13,582	(880)	12,702
Income Taxes	67	—	67	49	(86)	(37)	185	—	185	162	(263)	(101)
Income from continuing operations	3,453	(139)	3,314	3,997	(401)	3,596	12,672	3,295	15,967	13,420	(617)	12,803
Income from discontinued operations	—	—	—	1,161	—	1,161	556	—	556	3,470	—	3,470
Gain on sale of assets	—	—	—	—	—	—	21,939	—	21,939	—	—	—
Net Income (loss)	$3,453	$(139)	$3,314	$5,158	$(401)	$4,757	$35,167	$3,295	$38,462	$16,890	$(617)	$16,273

Funds From Operations (FFO)*
Net Income	$3,453	$(139)	$3,314	$5,158	$(401)	$4,757	$35,167	$3,295	$38,462	$16,890	$(617)	$16,273
Gain on sale of assets, net	—	—	—	—	—	—	(21,939)	—	(21,939)	—	—	—
Equity in income of SARs	(573)	—	(573)	(404)	—	(404)	(3,511)	—	(3,511)	(1,037)	—	(1,037)
Cash received from SARs	1,104	—	1,104	1,192	—	1,192	4,086	—	4,086	3,923	—	3,923
Acquisition costs	185	—	185	(4)	—	(4)	463	—	463	125	—	125
Depreciation and amortization	12,294	38	12,332	10,445	66	10,511	35,078	113	35,191	29,982	138	30,120
Funds From Operations (FFO)*	16,463	(101)	16,362	16,387	(335)	16,052	49,344	3,408	52,752	49,883	(479)	49,404

EPS	$0.04	$—	$0.04	$0.07	$(0.01)	$0.06	$0.43	$0.04	$0.47	$0.21	$(0.01)	$0.20
FFO per Share*	$0.20	$—	$0.20	$0.21	$(0.01)	$0.20	$0.61	$0.04	$0.65	$0.63	$(0.01)	$0.62

Weighted Average Shares			81,600			79,751			81,492			79,704

*See page 28 for a reconciliation of Net Income to FFO and FFO+GOS and page 29 for definitions of FFO and FFO+GOS

September 30, 2011	12

Segment Information* ($ in thousands except per share amounts)

	Year Ended December 31, 2010			Year Ended December 31, 2009			Year Ended December 31, 2008
		Investment			Investment			Investment
	Real Estate	Banking	Total	Real Estate	Banking	Total	Real Estate	Banking	Total
Revenue:
Rental Income	$114,638	$—	$114,638	$119,341	$—	$119,341	$110,531	$—	$110,531
Syndication Fees	—	2,544	2,544	—	2,428	2,428	—	3,766	3,766
Transaction Fees	—	2,727	2,727	—	2,080	2,080	—	3,641	3,641
Management Fees & Interest Income	2,439	—	2,439	1,740	—	1,740	1,739	—	1,739
Other Income	89	—	89	61	—	61	72	—	72

Total Revenue	117,166	5,271	122,437	121,142	4,508	125,650	112,342	7,407	119,749

Expenses
Rental Operating Expenses	33,600	—	33,600	30,807	—	30,807	28,966	—	28,966
Real Estate Taxes and Insurance	18,077	—	18,077	18,892	—	18,892	17,655	—	17,655
Depreciaton and Amortization	36,156	173	36,329	35,303	123	35,426	30,078	138	30,216
Selling, general and administrative	6,399	2,887	9,286	4,452	4,062	8,514	4,229	4,039	8,268
Commissions and Broker Expenses	—	1,477	1,477	—	1,801	1,801	100	2,051	2,151
Interest & Commitment Fees	7,283	—	7,283	6,570	—	6,570	4,921	—	4,921
Total Expenses	101,515	4,537	106,052	96,024	5,986	102,010	85,949	6,228	92,177

Income before Equity, Interest and Taxes	15,651	734	16,385	25,118	(1,478)	23,640	26,393	1,179	27,572
Interest Income	24	1	25	92	4	96	709	36	745
Equity Income SARs	1,266	—	1,266	1,994	—	1,994	2,747	—	2,747
Income before Taxes	16,941	735	17,676	27,204	(1,474)	25,730	29,849	1,215	31,064
Income Taxes	217	—	217	248	(827)	(579)	246	(736)	(490)
Income from continuing operations	16,724	735	17,459	26,956	(647)	26,309	29,603	1,951	31,554
Income from discontinued operations	4,634	—	4,634	1,139	—	1,139	405	—	405
Gain on sale of assets	—	—	—	424	—	424	—	—	—
Net Income	$21,358	$735	$22,093	$28,519	$(647)	$27,872	$30,008	$1,951	$31,959

Funds From Operations (FFO)*
Net Income	$21,358	$735	$22,093	$28,519	$(647)	$27,872	$30,008	$1,951	$31,959
Gain on sale of assets, net	—	—	—	(424)	—	(424)	—	—	—
Equity in income of SARs	(1,190)	—	(1,190)	(2,012)	—	(2,012)	(2,747)	—	(2,747)
Cash received from SARs	5,170	—	5,170	5,628	—	5,628	5,348	—	5,348
Acquisition costs	125	—	125	643	—	643	—	—	—
Depreciation and amortization	40,551	173	40,724	39,529	123	39,652	34,505	138	34,643
Funds From Operations (FFO)*	66,014	908	66,922	71,883	(524)	71,359	67,114	2,089	69,203

EPS	$0.27	$0.01	$0.28	$0.39	$(0.01)	$0.38	$0.43	$0.03	$0.45
FFO per Share*	$0.83	$0.01	$0.84	$0.99	$(0.01)	$0.98	$0.95	$0.03	$0.98

Weighted Average Shares			79,826			73,001			70,481

*See page 28 for a reconciliation of Net Income to FFO and FFO+GOS and page 29 for definitions of FFO and FFO+GOS

September 30, 2011	13

Property Net Operating Income (NOI): Cash & GAAP Basis (in thousands)

Property NOI Cash*

			Three Months Ended			Three Months Ended				Year
		30-Sep-11								Ended
Region	Division	Sq Feet	31-Mar-11	30-Jun-11	30-Sep-11	31-Mar-10	30-Jun-10	30-Sep-10	31-Dec-10	2010

Eastern	Mideast	1,441	$3,476	$3,840	$3,573	$4,031	$4,390	$5,551	$4,931	$18,903

Midwest	East North Central	792	1,586	1,057	1,116	1,103	1,574	1,184	1,123	4,984
	West North Central	1,102	2,405	2,909	3,010	2,034	2,000	2,991	3,028	10,053
		1,894	3,991	3,966	4,126	3,137	3,574	4,175	4,151	15,037

South	Southeast	600	2,068	2,023	2,027	2,307	2,251	2,285	1,917	8,760
	Southwest	1,906	3,747	4,907	5,399	4,234	4,238	3,597	3,564	15,633
		2,506	5,815	6,930	7,426	6,541	6,489	5,882	5,481	24,393

West	Mountain	790	922	1,311	1,144	3,254	2,212	810	894	7,170
	Pacific	299	518	523	518	443	491	498	480	1,912
		1,089	1,440	1,834	1,662	3,697	2,703	1,308	1,374	9,082

Total		6,930	$14,722	$16,570	$16,787	$17,406	$17,156	$16,916	$15,937	$67,415

Property NOI GAAP*

			Three Months Ended			Three Months Ended				Year
		30-Sep-11								Ended
Region	Division	Sq Feet	31-Mar-11	30-Jun-11	30-Sep-11	31-Mar-10	30-Jun-10	30-Sep-10	31-Dec-10	2010

Eastern	Mideast	1,441	$4,007	$4,486	$4,427	$4,666	$5,002	$5,992	$5,362	$21,022

Midwest	East North Central	792	1,552	1,027	1,164	1,110	1,602	1,210	1,166	5,088
	West North Central	1,102	2,886	2,986	3,040	2,164	2,106	3,136	3,135	10,541
		1,894	4,438	4,013	4,204	3,274	3,708	4,346	4,301	15,629

South	Southeast	600	1,572	2,093	2,117	2,356	2,355	2,359	2,033	9,103
	Southwest	1,906	4,629	6,558	6,173	4,404	4,395	3,797	3,778	16,374
		2,506	6,201	8,651	8,290	6,760	6,750	6,156	5,811	25,477

West	Mountain	790	1,162	1,715	1,494	3,229	2,502	1,100	1,231	8,062
	Pacific	299	555	577	600	497	533	524	513	2,067
		1,089	1,717	2,292	2,094	3,726	3,035	1,624	1,744	10,129

Total		6,930	$16,363	$19,442	$19,015	$18,426	$18,495	$18,118	$17,218	$72,257

*See page 31 for a reconciliation and definition of Net Income to Property NOI cash and Property NOI GAAP.

September 30, 2011	14

Capital Analysis (in thousands, except per share amounts)

	31-Mar-11	30-Jun-11	30-Sep-11	31-Mar-10	30-Jun-10	30-Sep-10	31-Dec-10
Market Data:
Shares Outstanding	81,437	81,437	82,937	79,681	79,681	79,837	81,437
Closing market price per share	$14.07	$12.91	$11.31	$14.43	$11.81	$12.42	$14.25
Market capitalization	$1,145,824	$1,051,357	$938,022	$1,149,793	$941,029	$991,581	$1,160,483
Total Debt	404,000	345,000	375,000	194,968	237,968	242,968	$284,118
Total Market Capitalization	$1,549,824	$1,396,357	$1,313,022	$1,344,761	$1,178,997	$1,234,549	$1,444,601

Dividend Data:
Total dividends paid	$15,473	$15,473	$15,473	$15,139	$15,139	$15,139	$15,169
Common dividend per share	$0.19	$0.19	$0.19	$0.19	$0.19	$0.19	$0.19
Quarterly dividend as a % of FFO*	95%	76%	95%	90%	90%	95%	86%

Liquidity:
Cash and cash equivalents	$49,488	$28,881	$44,047	$22,815	$21,487	$20,554	$68,213
Revolving credit facilities:
Gross potential available under current credit facilities	500,000	600,000	600,000	250,000	250,000	250,000	250,000
Less:
Outstanding balance	(404,000)	(345,000)	(375,000)	(119,968)	(162,968)	(167,968)	(209,968)
Total Liquidity	$145,488	$283,881	$269,047	$152,847	$108,519	$102,586	$108,245

*See page 28 for a reconciliation of Net Income to FFO and FFO+GOS and page 29 for definitions of FFO and FFO+GOS

September 30, 2011	15

Portfolio Overview

Property by Form of FSP Participation

	30-Sep-11	30-Jun-11	31-Mar-11	31-Dec-10	30-Sep-10	30-Jun-10	31-Mar-10
Owned portfolio of commercial real estate:
Number of properties (1)	35	34	35	33	33	33	32
Square feet	6,929,891	6,747,815	6,845,176	6,422,357	6,417,299	6,418,835	5,942,299
Leased percentage	88%	87%	88%	86%	82%	85%	85%

Investments in non-consolidated commercial real estate:
Number of properties	3	3	3	3	3	3	3
Square feet	1,998,575	1,996,457	1,995,932	1,995,913	1,998,519	1,998,519	1,995,041
Leased percentage	83%	82%	85%	77%	76%	77%	78%

Single Asset REITs (SARs) managed:
Number of properties	13	13	13	12	11	11	11
Square feet *	3,322,638	3,322,569	3,325,694	2,915,896	2,702,287	2,406,370	2,406,370
Leased percentage*	80%	79%	79%	75%	73%	76%	76%

Total owned, investments and managed properties:
Number of properties	51	50	51	48	47	47	46
Square feet *	12,251,104	12,066,841	12,166,802	11,334,166	11,118,105	10,823,724	10,343,710
Leased percentage*	85%	84%	85%	81%	79%	82%	82%

(1) Includes asset held for sale for 12/31/10 and prior periods

*Prior to September 30, 2010, excludes a property that completed construction on July 9, 2010 with approximately 295,891 square feet

September 30, 2011	16

Regional Analysis and Map

Owned:
Name	City	State	Region	Square Feet
Park Seneca	Charlotte	NC	East	109,550
Forest Park	Charlotte	NC	East	62,212
Emperor Boulevard	Durham	NC	East	259,531
Meadow Point	Chantilly	VA	East	138,537
Stonecroft	Chantilly	VA	East	111,469
Innsbrook	Glen Allen	VA	East	298,692
East Baltimore	Baltimore	MD	East	325,445
Loudoun Tech Center	Dulles	VA	East	135,888
Southfield Centre	Southfield	MI	MidWest	214,697
Northwest Point	Elk Grove Village	IL	MidWest	176,848
909 Davis	Evanston	IL	MidWest	195,245
River Crossing	Indianapolis	IN	MidWest	205,059
Timberlake	Chesterfield	MO	MidWest	232,766
Timberlake East	Chesterfield	MO	MidWest	116,197
Lakeside Crossing	Maryland Heights	MO	MidWest	127,778
Eden Bluff	Eden Prairie	MN	MidWest	153,028
121 South 8th Street	Minneapolis	MN	MidWest	472,178
Blue Lagoon Drive	Miami	FL	South	212,619
One Overton Place	Atlanta	GA	South	387,267
Willow Bend Office Center	Plano	TX	South	116,622
Legacy Tennyson Center	Plano	TX	South	202,600
One Legacy Circle	Plano	TX	South	214,110
Park Ten	Houston	TX	South	155,715
Addison Circle	Addison	TX	South	293,787
Collins Crossing	Richardson	TX	South	298,766
Eldridge Green	Houston	TX	South	248,399
Park Ten Phase II	Houston	TX	South	156,746
Liberty Plaza	Addison	TX	South	218,934
Centennial Technology Center	Colorado Springs	CO	West	110,730
380 Interlocken	Broomfield	CO	West	240,184
Greenwood Plaza	Englewood	CO	West	197,527
390 Interlocken	Broomfield	CO	West	241,516
Hillview Center	Milpitas	CA	West	36,288
Federal Way	Federal Way	WA	West	117,010
Montague Business Center	San Jose	CA	West	145,951
Total				6,929,891

Managed:
Name	City	State	Region	Square Feet
1441 Main Street	Columbia	SC	East	264,857
303 East Wacker Drive	Chicago	IL	MidWest	844,953
Monument Circle	Indianapolis	IN	MidWest	213,609
505 Waterford	Plymouth	MN	MidWest	256,417
50 South Tenth Street	Minneapolis	MN	MidWest	498,768
Grand Boulevard	Kansas City	MO	MidWest	533,999
Lakeside Crossing II	Maryland Heights	MO	MidWest	116,000
Centre Pointe V	West Chester	OH	MidWest	135,936
Union Centre	West Chester	OH	MidWest	409,798
Satellite Place	Duluth	GA	South	134,785
5601 Executive Drive	Irving	TX	South	152,121
Galleria North	Dallas	TX	South	379,518
Energy Tower I	Houston	TX	South	325,796
Phoenix Tower	Houston	TX	South	619,623
Highland Place I	Centennial	CO	West	139,142
385 Interlocken	Broomfield	CO	West	295,891
Total				5,321,213

Properties by Division/Region
($ in thousands)
				NBV (a)	% Leased
	# of Properties	Square Feet	% of Portfolio	30-Sep-11	30-Sep-11

East Region Total	8	1,441,324	20.8%	$ 225,162	85.8%
East North Central Division	4	791,849	11.4%	101,008	80.6%
West North Central	5	1,101,947	15.9%	106,768	95.3%
Midwest Region Total	9	1,893,796	27.3%	207,776	89.1%
Southeast	2	599,886	8.7%	118,315	93.8%
Southwest	9	1,905,679	27.5%	286,147	92.8%
South Region Total	11	2,505,565	36.2%	404,463	93.0%
Mountain	4	789,957	11.4%	123,866	78.4%
Pacific	3	299,249	4.3%	35,991	77.3%
West Region Total	7	1,089,206	15.7%	159,857	78.1%

Grand Total	35	6,929,891	100.0%	$ 997,258	88.1%

(a) NBV is for real estate assets, excluding intangibles

September 30, 2011	17

Owned Property List (in thousands)

						NBV (1)	% Leased
Region	Division	Name	City	State	S.F.	30-Sep-11	30-Sep-11

West	Pacific	Hillview Center	Milpitas	CA	36	4,119	100.0%
West	Pacific	Montague	San Jose	CA	146	17,499	100.0%
West	Mountain	380 Interlocken	Broomfield	CO	240	42,249	85.1%
West	Mountain	390 Interlocken	Broomfield	CO	242	42,067	96.6%
West	Mountain	Centennial Technology Center	Colorado Springs	CO	111	11,154	66.9%
West	Mountain	Greenwood Plaza	Englewood	CO	197	28,395	54.3%
South	Southeast	Blue Lagoon Drive	Miami	FL	213	46,097	100.0%
South	Southeast	One Overton Place	Atlanta	GA	387	72,218	90.4%
MidWest	East North Central	Northwest Point	Elk Grove Village	IL	177	27,816	100.0%
MidWest	East North Central	909 Davis	Evanston	IL	195	23,140	94.8%
MidWest	East North Central	River Crossing	Indianapolis	IN	205	34,937	93.5%
East	Mideast	East Baltimore	Baltimore	MD	325	54,702	55.7%
MidWest	East North Central	Southfield Centre	Southfield	MI	215	15,115	39.2%
MidWest	West North Central	Eden Bluff	Eden Prairie	MN	153	14,180	100.0%
MidWest	West North Central	121 South 8th Street	Minneapolis	MN	472	23,947	93.6%
MidWest	West North Central	Timberlake	Chesterfield	MO	233	34,282	97.7%
MidWest	West North Central	Timberlake East	Chesterfield	MO	116	17,442	85.9%
MidWest	West North Central	Lakeside Crossing	Maryland Heights	MO	128	16,918	100.0%
East	Mideast	Park Seneca	Charlotte	NC	109	7,396	80.9%
East	Mideast	Forest Park	Charlotte	NC	62	6,102	100.0%
East	Mideast	Emperor Boulevard	Durham	NC	259	55,660	100.0%
South	Southwest	Addison Circle	Addison	TX	294	47,031	95.8%
South	Southwest	Liberty Plaza	Addison	TX	219	24,053	68.6%
South	Southwest	Park Ten	Houston	TX	156	18,116	98.8%
South	Southwest	Eldridge Green	Houston	TX	248	42,662	100.0%
South	Southwest	Park Ten Phase II	Houston	TX	157	30,287	100.0%
South	Southwest	Willow Bend Office Center	Plano	TX	117	17,979	83.1%
South	Southwest	Legacy Tennyson Center	Plano	TX	203	24,801	100.0%
South	Southwest	One Legacy Circle	Plano	TX	214	38,729	100.0%
South	Southwest	Collins Crossing	Richardson	TX	299	42,490	88.4%
East	Mideast	Meadow Point	Chantilly	VA	139	23,226	100.0%
East	Mideast	Stonecroft	Chantilly	VA	111	19,066	100.0%
East	Mideast	Loudoun Tech Center	Dulles	VA	136	17,162	100.0%
East	Mideast	Innsbrook	Glen Allen	VA	299	41,849	86.8%
West	Pacific	Federal Way	Federal Way	WA	117	14,373	42.0%
					6,930	$ 997,258	88.1%

(1) NBV is for real estate assets, excluding intangibles

September 30, 2011	18

Properties with Annualized Rent per Square Foot

							Percentage	Annualized	Average
				Year Built			Leased as of	Rent as of	Annualized
				or	Net Rentable	Leased	September 30,	September 30,	Rent per Leased
Property Name	City	State	Type	Renovated	Square Feet	Sq. Ft.	2011 (a)	2011 (b)	Square Feet (c)

Park Seneca	Charlotte	NC	Office	1969	109,550	88,643	80.9%	1,395,679	$ 15.74
Forest Park	Charlotte	NC	Office	1999	62,212	62,212	100.0%	768,213	12.35
Meadow Point	Chantilly	VA	Office	1999	138,537	138,537	100.0%	3,504,284	25.29
Innsbrook	Glen Allen	VA	Office	1999	298,692	259,337	86.8%	532,434	2.05
East Baltimore	Baltimore	MD	Office	1989	325,445	181,298	55.7%	4,475,648	24.69
Loudoun Tech Center	Dulles	VA	Office	1999	135,888	135,888	100.0%	1,788,430	13.16
Stonecroft	Chantilly	VA	Office	2008	111,469	111,469	100.0%	4,035,422	36.20
Emperor Boulevard	Durham	NC	Office	2009	259,531	259,531	100.0%	8,190,181	31.56
East total					1,441,324	1,236,915	85.8%	24,690,290	19.96
Southfield Centre	Southfield	MI	Office	1977	214,697	84,205	39.2%	973,159	11.56
Northwest Point	Elk Grove Village	IL	Office	1999	176,848	176,848	100.0%	3,511,335	19.86
909 Davis Street	Evanston	IL	Office	2002	195,245	185,125	94.8%	6,884,803	37.19
River Crossing	Indianapolis	IN	Office	1998	205,059	191,769	93.5%	3,433,015	17.90
Timberlake	Chesterfield	MO	Office	1999	232,766	227,292	97.7%	4,378,988	19.27
Timberlake East	Chesterfield	MO	Office	2000	116,197	99,801	85.9%	2,438,149	24.43
Lakeside Crossing	Sl. Louis	MO	Office	2008	127,778	127,778	100.0%	3,153,561	24.68
Eden Bluff	Eden Praire	MN	Office	2006	153,028	153,028	100.0%	3,984,757	26.04
121 South 8th Street	Minneapolis	MN	Office	1974	472,178	441,730	93.6%	6,729,972	15.24
Midwest total					1,893,796	1,687,576	89.1%	35,487,740	21.03
Blue Lagoon Drive	Miami	FL	Office	2002	212,619	212,619	100.0%	4,440,795	20.89
One Overton Place	Atlanta	GA	Office	2002	387,267	350,039	90.4%	6,884,808	19.67
Willow Bend Office Center	Plano	TX	Office	1999	116,622	96,912	83.1%	928,717	9.58
Park Ten	Houston	TX	Office	1999	155,715	153,820	98.8%	2,833,449	18.42
Addison Circle	Addison	TX	Office	1999	293,787	281,503	95.8%	6,849,104	24.33
Collins Crossing	Richardson	TX	Office	1999	298,766	264,010	88.4%	2,397,648	9.08
Eldridge Green	Houston	TX	Office	1999	248,399	248,399	100.0%	7,150,326	28.79
Park Ten Phase II	Houston	TX	Office	2006	156,746	156,746	100.0%	4,197,749	26.78
Liberty Plaza	Addison	TX	Office	1985	218,934	150,074	68.6%	2,578,375	17.18
Denbury Park	Plano	TX	Office	1999/2008	202,600	202,600	100.0%	3,440,040	16.98
One Legacy Circle	Plano	TX	Office	2008	214,110	214,110	100.0%	5,688,449	26.57
South Total					2,505,565	2,330,832	93.0%	47,389,459	20.33
Centennial Technology Center	Colorado Springs	CO	Office	1999	110,730	74,030	66.9%	1,284,850	17.36
380 Interlocken	Broomfield	CO	Office	2000	240,184	204,347	85.1%	5,534,966	27.09
Greenwood Plaza	Englewood	CO	Office	2000	197,527	107,157	54.3%	596,529	5.57
390 Interlocken	Broomfield	CO	Office	2002	241,516	233,410	96.6%	6,264,859	26.84
Hillview Center	Milpitas	CA	Office	1984	36,288	36,288	100.0%	538,494	14.84
Federal Way	Federal Way	WA	Office	1982	117,010	49,149	42.0%	664,155	13.51
Montague Business Center	San Jose	CA	Office	1982	145,951	145,951	100.0%	2,217,622	15.19
West Total					1,089,206	850,332	78.1%	17,101,476	20.11

Grand Total					6,929,891	6,105,655	88.1%	$ 124,668,965	$ 20.42

(a)	Based on all leases in effect, including month-to-month tenants, divided by the Property's net rentable square footage.
(b)	Represents gross rental charges for the month of September 2011 (including month-to-month leases) multiplied by 12, which can result in unusual per square foot amounts calculated when there are free rent periods (usually with new leases).
(c)	Represents the annualized rent as of September 2011 divided by leased square feet.

September 30, 2011	19

Owned Property Capital Expenditures (in thousands)

				Nine Months
	For the Three Months Ended			Ended
	31-Mar-11	30-Jun-11	30-Sep-11	30-Sep-11
Tenant improvements	$2,506	$3,215	$5,092	$10,813
Deferred leasing costs	2,819	2,567	1,324	6,710
Building improvements	449	876	754	2,079
Total	$5,774	$6,658	$7,170	$19,602

					Year
	For the Three Months Ended				Ended
	31-Mar-10	30-Jun-10	29-Sep-10	31-Dec-10	31-Dec-10
Tenant improvements	$1,305	$935	$3,634	$1,126	$7,000
Deferred leasing costs	5,566	1,519	808	2,622	10,515
Building improvements	380	498	671	1,053	2,602
Total	$7,251	$2,952	$5,113	$4,801	$20,117

					Year
	For the Three Months Ended				Ended
	31-Mar-09	30-Jun-09	30-Sep-09	31-Dec-09	31-Dec-09
Tenant improvements	$1,373	$912	$931	$1,528	$4,744
Deferred leasing costs	162	1,395	645	457	2,659
Building improvements	466	116	265	619	1,466
Total	$2,001	$2,423	$1,841	$2,604	$8,869

					Year
	For the Three Months Ended				Ended
	31-Mar-08	30-Jun-08	30-Sep-08	31-Dec-08	31-Dec-08
Tenant improvements	$2,337	$560	$1,667	$823	$5,387
Deferred leasing costs	817	1,313	305	919	3,354
Building improvements	197	372	740	419	1,728
Total	$3,351	$2,245	$2,712	$2,161	$10,469

September 30, 2011	20

20 Largest Tenants with Annualized Rent and Remaining Term at September 30, 2011

			Remaning	Aggregate	% of Aggregate	Annualized	% of
	Tenant	Number of	Lease Term	Leased	Leased	Rent (1)	Aggregate
	Name	Leases	in Months	Square Feet	Square Feet	(in 000's)	Annualized Rent

1	TCF National Bank	2	51	267,470	3.86%	$ 2,883,511	2.31%
2	Quintiles Transnational Corporation	1	90	259,531	3.75%	8,143,405	6.53%
3	CITGO Petroleum Corporation	1	125	248,399	3.58%	7,150,326	5.74%
4	Burger King Corporation	1	84	212,619	3.07%	4,440,795	3.56%
5	Denbury Onshore, LLC	2	58	202,600	2.92%	3,440,040	2.76%
6	RGA Reinsurance Company	2	39	185,501	2.68%	3,870,017	3.10%
7	Citicorp Credit Services, Inc	1	63	176,848	2.55%	3,511,335	2.82%
8	C.H. Robinson Worldwide, Inc	1	117	153,028	2.21%	3,984,757	3.20%
9	SunTrust Bank	2	61, 120	150,142	2.17%	1,392,682	1.12%
10	Houghton Mifflin Company	1	66	150,050	2.17%	5,561,713	4.46%
11	Murphy Exploration & Production Company	1	67	144,677	2.09%	3,914,253	3.14%
12	Giesecke & Devrient America, Inc	1	41	135,888	1.96%	1,788,430	1.43%
13	Monsanto Company	1	40	127,778	1.84%	3,153,561	2.53%
14	Vail Holdings, Inc (a)	1	3 ,90, 138	125,313	1.81%	3,402,701	2.73%
15	Argo Data Resource Corporation (b)	1	3, 80	111,687	1.61%	2,096,330	1.68%
16	Northrop Grumman Systems Corporation	1	79	111,469	1.61%	4,035,422	3.24%
17	Alliance Data Systems	1	108, 117	96,749	1.40%	2,437,686	1.96%
18	Federal National Mortgage Association	1	23	92,358	1.33%	1,847,160	1.48%
19	Amdocs, Inc. (c)	1	8, 63	91,928	1.33%	1,746,632	1.40%
20	County of Santa Clara	1	111	90,467	1.31%	1,380,732	1.11%

		Total Square Footage		3,134,502	45.23%	$ 70,181,487	56.29%

(1)	Annualized rent represents the monthly rent, including tenant reimbursements, for each lease in effect at September 30, 2011 multiplied by 12. Tenant reimbursements generally include payment of real estate taxes, operating expenses and common area maintenance and utility charges.

(a) Vail Holdings temporarily leased 3,400 sf to expire 12/31/11

(b) Argo Data temporarily leased 1,697 sf to expire 12/31/11

(c) Amdocs, Inc. provided notice to contract 10,388 sf as of 5/31/12

September 30, 2011	21

Tenant Analysis – 20 Largest Tenants, Industry Profile (as a % of square feet at September 30, 2011)

September 30, 2011	22

Lease Expirations by Square Feet

Year	Total Square Feet	% of Square Feet Commercial

2011	123,479	1.8%
2012	325,061	4.7%
2013	419,885	6.1%
2014	432,333	6.2%
2015	798,433	11.5%
2016	902,286	13.0%
2017	682,776	9.8%
2018	530,826	7.7%
2019	629,407	9.1%
2020	163,844	2.4%
2021	559,875	8.1%
2022	451,335	6.5%
2023	86,115	1.2%
Vacant	824,236	11.9%

Total	6,929,891	100.0%

September 30, 2011	23

Lease Expirations with Annualized Rent per Square Foot

		Rentable		Annualized	Percentage
	Number of	Square		Rent	of Total Final
Year of	Leases	Footage	Annualized	Per Square	Annualized
Lease	Expiring	Subject to	Rent Under	Foot Under	Rent Under
Expiration	Within the	Expiring	Expiring	Expiring	Expiring
December 31,	Year	Leases	Leases (a)	Leases	Leases
2011	50 (b)	123,479	1,388,047	11.24	1.11%
2012	72	325,061	6,729,594	20.70	5.40%
2013	47	419,885	9,635,455	22.95	7.73%
2014	40	432,333	7,546,668	17.46	6.05%
2015	34	798,433	16,845,207	21.10	13.51%
2016	29	902,286	16,480,970	18.27	13.22%
2017	19	682,776	17,092,528	25.03	13.71%
2018	11	530,826	12,716,198	23.96	10.20%
2019	10	629,407	13,198,374	20.97	10.59%
2020 and thereafter	24	1,261,169	23,035,924	18.27	18.48%
	336	6,105,655	124,668,965	20.42	100.00%
Vacancies as of 9/30/11		824,236
Total Portfolio Square Footage		6,929,891

(a)	Annualized rent represents the monthly rent, including tenant reimbursements, for each lease in effect at September 30, 2011 multiplied by 12. Tenant reimbursements generally include payment of real estate taxes, operating expenses and common area maintenance and utility charges.

(b)	44 leases are Month to Month

September 30, 2011	24

Percentage of Leased Space by Property

					First		Second		Third
				% Leased (1)	Quarter	% Leased (1)	Quarter	% Leased (1)	Quarter
				as of	Average %	as of	Average %	as of	Average %
	Property Name	Location	Square Feet	31-Mar-11	Leased (2)	30-Jun-11	Leased (2)	30-Sep-11	Leased (2)

1	PARK SENECA	Charlotte, NC	109,550	78.5%	78.5%	80.1%	79.1%	80.9%	80.5%
2	HILLVIEW CENTER	Milpitas, CA	36,288	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
3	SOUTHFIELD	Southfield, MI	214,697	61.1%	61.0%	39.2%	41.7%	39.2%	39.2%
4	FOREST PARK	Charlotte, NC	62,212	77.5%	77.5%	100.0%	85.0%	100.0%	100.0%
5	CENTENNIAL	Colorado Springs, CO	110,730	66.9%	66.9%	66.9%	66.9%	66.9%	66.9%
6	MEADOW POINT	Chantilly, VA	138,537	100.0%	98.6%	100.0%	100.0%	100.0%	100.0%
7	TIMBERLAKE	Chesterfield, MO	232,766	97.7%	97.7%	97.7%	97.7%	97.7%	97.7%
8	FEDERAL WAY	Federal Way, WA	117,010	42.0%	38.5%	42.0%	42.0%	42.0%	42.0%
9	NORTHWEST POINT	Elk Grove Village, IL	176,848	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
10	TIMBERLAKE EAST	Chesterfield, MO	116,197	100.0%	100.0%	100.0%	100.0%	85.9%	90.6%
11	PARK TEN	Houston, TX	155,715	98.8%	95.4%	98.8%	98.8%	98.8%	98.8%
12	MONTAGUE	San Jose, CA	145,951	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
13	ADDISON	Addison, TX	293,787	95.8%	95.8%	95.8%	95.8%	95.8%	95.8%
14	COLLINS CROSSING	Richardson, TX	298,766	79.1%	79.1%	79.7%	79.3%	88.4%	88.4%
15	GREENWOOD PLAZA	Englewood, CO	197,527	60.1%	60.1%	54.3%	58.2%	54.3%	54.3%
16	RIVER CROSSING	Indianapolis, IN	205,059	93.8%	93.8%	93.5%	93.4%	93.5%	93.5%
17	LIBERTY PLAZA	Addison, TX	218,934	75.6%	74.3%	75.6%	75.6%	68.6%	68.0%
18	INNSBROOK	Glen Allen, VA	298,692	60.8%	61.0%	63.7%	67.3%	86.8%	78.8%
19	380 INTERLOCKEN	Broomfield, CO	240,184	85.1%	85.1%	85.1%	85.1%	85.1%	85.1%
20	BLUE LAGOON	Miami, FLA	212,619	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
21	ELDRIDGE GREEN	Houston, TX	248,399	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
22	WILLOW BEND	Plano, TX	116,622	67.0%	63.2%	83.1%	76.8%	83.1%	83.1%
23	ONE OVERTON PARK	Atlanta, GA	387,267	92.4%	92.4%	91.1%	91.5%	90.4%	90.6%
24	390 INTERLOCKEN	Broomfield, CO	241,516	95.9%	95.9%	95.9%	95.9%	96.6%	96.9%
25	EAST BALTIMORE	Baltimore, MD	325,445	84.5%	84.3%	55.7%	55.5%	55.7%	55.7%
26	PARK TEN PHASE II	Houston, TX	156,746	100.0%	99.1%	100.0%	100.0%	100.0%	100.0%
27	LAKESIDE CROSSING I	Maryland Heights, MO	127,778	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
28	LOUDOUN TECH	Dulles, VA	135,888	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
29	4807 STONECROFT	Chantilly, VA	111,469	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
30	EDEN BLUFF	Eden Prairie, MN	153,028	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
31	121 SOUTH EIGHTH ST	Minneapolis, MN	472,178	92.2%	92.2%	92.5%	92.1%	93.6%	93.1%
32	EMPEROR BOULEVARD	Durham, NC	259,531	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
33	LEGACY TENNYSON CTR	Plano, TX	202,600	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
34	ONE LEGACY	Plano, TX	214,110	89.7%	89.7%	100.0%	94.6%	100.0%	100.0%
35	909 DAVIS	Evanston, IL	195,245	n/a	n/a	n/a	n/a	94.8%	94.8%

	TOTAL WEIGHTED AVERAGE (3)		6,929,891	88.4%	87.4%	86.9%	86.9%	88.1%	87.7%

(1) % Leased as of month's end includes all leases that expire on the last day of the quarter.

(2) Average quarterly percentage is the average of the end of the month leased percentage for each of the 3 months during the quarter.

(3) First & Second Quarter 2011 Totals include Bollman Place (98,745 sf) located in Maryland, which sold in June 2011.

September 30, 2011	25

Capital Recycling ($ in thousands)

Recent Acquisitions:
	State/Region	Property Type	Square Feet	Date Acquired	Purchase Price

2011
Emperor Boulevard	NC/East	Office	259,531	3/4/11	$ 75,800
Legacy Tennyson Center	TX/South	Office	202,600	3/10/11	37,000
One Legacy Circle	TX/South	Office	214,110	3/24/11	52,983
909 Davis	IL/Midwest	Office	195,245	9/30/11	37,062

2010
121 South 8th Street	MN/Midwest	Office	474,646	6/29/10	39,405

2009
Stonecroft-Chantilly	VA/East	Office	111,469	6/26/09	29,000
Eden Bluff - Eden Prairie	MN/Midwest	Office	153,028	6/30/09	22,784
Fairview	VA/East	Office	252,613	9/30/09	73,000

2008
Park Ten Phase II	TX/South	Office	156,746	5/15/08	35,079
Lakeside Crossing	MO/Midwest	Office	127,778	12/11/08	20,003
Loudoun Tech Center	VA/East	Office	135,888	12/23/08	18,628

2007
East Baltimore	MD/East	Office	325,298	6/13/07	63,592

Recent Dispositions:
					Net Sales	Gain (Loss)
	State/Region	Property Type	Square Feet	Date Sold	Proceeds	on Sale
2011
Fairview	VA/East	Office	252,613	1/21/11	$ 89,382	$ 19,592
Bolman	MD/East	Industrial	98,745	6/24/11	7,408	2,346

2007
Piedmont Center	SC/East	Office	144,029	1/31/07	5,830	(4,849)
Royal Ridge	GA/South	Office	161,366	6/21/07	32,535	6,601
Goldentop Technology Center	CA/West	Office	141,405	6/27/07	36,199	14,741
Lyberty Way	MA/East	Office	104,711	7/16/07	10,861	1,942
Austin N.W. (Canyon Hills)	TX/South	Office	68,533	12/20/07	10,429	257

September 30, 2011	26

Investment Banking Performance

September 30, 2011	27

FFO and FFO+GOS Reconciliations (in thousands, except per share amounts)

	For the three months ended			For the three months ended								For the year ended
	31-Mar-11	30-Jun-11	30-Sep-11	31-Mar-10	30-Jun-10	30-Sep-10	31-Dec-10	31-Mar-09	30-Jun-09	30-Sep-09	31-Dec-09	2010	2009

Net income	$24,767	$10,381	$3,314	$5,562	$5,954	$4,757	$5,820	$7,808	$4,865	$6,941	$8,258	$22,093	$27,872
(Gain) Loss on sale of assets	(19,592)	(2,346)	—	—	—	—	—	—	—	—	(424)	—	(424)
GAAP income from non-consolidated REITs	(1,773)	(1,166)	(573)	(253)	(380)	(404)	(153)	(792)	(443)	(475)	(301)	(1,190)	(2,011)
Distributions from non-consolidated REITs	1,767	1,215	1,104	1,407	1,324	1,192	1,247	1,615	1,523	1,119	1,371	5,170	5,628
Acquisition costs	269	9	185	—	129	(4)	—	—	248	391	4	125	643
Depreciation & amortization	10,812	12,047	12,332	9,934	9,675	10,510	10,605	8,707	11,216	9,561	10,167	40,724	39,651
Funds From Operations (FFO)	16,250	20,140	16,362	16,650	16,702	16,051	17,519	17,338	17,409	17,537	19,075	66,922	71,359
Plus gains on sales of assets (GOS)	19,592	2,346	—	—	—	—	—	—	—	—	424	—	424
FFO+GOS (Total Profits)	$35,842	$22,486	$16,362	$16,650	$16,702	$16,051	$17,519	$17,338	$17,409	$17,537	$19,499	$66,922	$71,783

Per Share Data:
EPS	$0.30	$0.13	$0.04	$0.07	$0.07	$0.06	$0.07	$0.11	$0.07	$0.10	$0.10	$0.28	$0.38
FFO	0.20	0.25	0.20	0.21	0.21	0.20	0.22	0.25	0.25	0.25	0.24	0.84	0.98
GOS	0.24	0.03	—	—	—	—	—	—	—	—	—	—	—
FFO+GOS	0.44	0.28	0.20	0.21	0.21	0.20	0.22	0.25	0.25	0.25	0.24	0.84	0.98

Weighted Average Shares (basic and diluted)	81,437	81,437	81,600	79,681	79,681	79,751	80,187	70,481	70,481	71,281	79,681	79,826	73,001

September 30, 2011	28

FFO and FFO+GOS Definitions

Definition of Funds From Operations (“FFO”), and FFO plus Gains on Sales (“FFO+GOS”)

The Company evaluates the performance of its reportable segments based on several measures, including Funds From Operations (“FFO”) and FFO plus Gains on Sales (“FFO+GOS” or “Total Profits”), because management believes they represent important measures of activity and are an important consideration in determining distributions paid to equity holders. The Company defines FFO as net income (computed in accordance with generally accepted accounting principles, or GAAP), excluding gains (or losses) from sales of property, and acquisition costs of newly acquired properties that are not capitalized, plus depreciation and amortization, including amortization of acquired above and below market lease intangibles, and after adjustments to exclude non-cash income (or losses) from non-consolidated or Sponsored REITs, plus distributions received from non-consolidated or Sponsored REITs. The Company defines FFO+GOS as FFO as defined above, plus gains (or losses) from sales of properties and provisions for assets held for sale, if applicable.

FFO and FFO+GOS should not be considered as alternatives to net income (determined in accordance with GAAP), nor as indicators of the Company’s financial performance, nor as alternatives to cash flows from operating activities (determined in accordance with GAAP), nor as measures of the Company’s liquidity, nor are they necessarily indicative of sufficient cash flow to fund all of the Company’s needs. Other real estate companies and the National Association of Real Estate Investment Trusts, or NAREIT, may define these terms in a different manner. We believe that in order to facilitate a clear understanding of the results of the Company, FFO and FFO+GOS should be examined in connection with net income and cash flows from operating, investing and financing activities in the consolidated financial statements.

September 30, 2011	29

Funds Available for Distribution (FAD) Reconciliation and Definition (in thousands, except per share amounts)

	For the three months ended:
	31-Mar-11	30-Jun-11	30-Sep-11	31-Mar-10	30-Jun-10	30-Sep-10	31-Dec-10	31-Mar-09	30-Jun-09	30-Sep-09	31-Dec-09

Net income	$24,767	$10,381	$3,314	$5,562	$5,954	$4,757	$5,820	$7,808	$4,865	$6,941	$8,258
(Gain) Loss on sale of assets	(19,593)	(2,346)	—	—	—	—	—	—	—	—	(424)
GAAP income from non-consolidated REITs	(1,772)	(1,166)	(573)	(253)	(380)	(404)	(153)	(792)	(443)	(475)	(301)
Distributions from non-consolidated REITs	1,767	1,215	1,104	1,407	1,324	1,192	1,247	1,615	1,522	1,119	1,371
Acquisition costs	269	9	185	—	129	(4)	—	—	248	391	4
Depreciation & amortization	10,812	12,047	12,332	9,934	9,675	10,510	10,605	8,707	11,217	9,561	10,167
Funds From Operations (FFO)	16,250	20,140	16,362	16,650	16,702	16,051	17,519	17,338	17,409	17,537	19,075
Plus gains on sales of assets (GOS)	19,592	2,346	—	—	—	—	—	—	—	—	424
FFO+GOS (Total Profits)	$35,842	$22,486	$16,362	$16,650	$16,702	$16,051	$17,519	$17,338	$17,409	$17,537	$19,499

Funds Available for Distribution:
Funds From Operations (FFO)	16,250	20,140	16,362	16,650	16,702	16,051	17,519	17,338	17,409	17,537	19,075
Straight-line rent	(2,303)	(2,873)	(2,228)	(1,018)	(740)	(1,203)	(1,288)	(374)	(69)	(405)	(1,030)
Capital expenditures	(449)	(876)	(754)	(380)	(498)	(671)	(1,053)	(466)	(115)	(265)	(619)
Funds Available for Distribution (FAD)	$13,498	$16,391	$13,380	$15,252	$15,464	$14,177	$15,178	$16,498	$17,225	$16,867	$17,426

Per Share Data:
EPS	$0.30	$0.13	$0.04	$0.07	$0.07	$0.06	$0.07	$0.11	$0.07	$0.10	$0.10
FFO	0.20	0.25	0.20	0.21	0.21	0.20	0.22	0.25	0.25	0.25	0.24
GOS	0.24	0.03	—	—	—	—	—	—	—	—	—
FFO+GOS	0.44	0.28	0.20	0.21	0.21	0.20	0.22	0.25	0.25	0.25	0.24
FAD	0.17	0.20	0.16	0.19	0.19	0.18	0.19	0.23	0.24	0.24	0.22

Weighted Average Shares (basic and diluted)	81,437	81,437	81,600	79,681	79,681	79,751	80,187	70,481	70,481	71,281	79,681

The Company defines FAD as the sum of (1) FFO, (2) less the effect of straight-line rent, (3) less recurring capital expenditures that are generally for maintenance of properties and are not recovered through rental income from tenants, and (4) plus non-cash compensation expenses, if any. FAD should not be considered as an alternative to net income (determined in accordance with GAAP), as an indicator of the Company’s financial performance, nor as an alternative to cash flows from operating activities (determined in accordance with GAAP), nor as a measure of the Company’s liquidity, nor is it necessarily indicative of sufficient cash flow to fund all of the Company’s needs. Other real estate companies may define this term in a different manner. We believe that in order to facilitate a clear understanding of the results of the Company, FAD should be examined in connection with net income and cash flows from operating, investing and financing activities in the consolidated financial statements.

September 30, 2011	30

EBITDA Reconciliation and Definition (in thousands, except ratio amounts)

	For the three months ended:							Year Ended	For the three months ended:				Year Ended
	31-Mar-11	30-Jun-11	30-Sep-11	31-Mar-10	30-Jun-10	30-Sep-10	31-Dec-10	31-Dec-10	31-Mar-09	30-Jun-09	30-Sep-09	31-Dec-09	31-Dec-09

Net income	$24,767	$10,381	$3,314	$5,562	$5,954	$4,757	$5,820	$22,093	$7,808	$4,865	$6,941	$8,258	$27,872
Interest expense	2,408	3,578	3,419	1,652	1,735	1,892	2,004	7,283	1,577	1,599	1,744	1,650	6,570
Depreciation and amortization	10,812	12,047	12,332	9,934	9,675	10,510	10,605	40,724	8,707	11,216	9,561	10,167	39,651
Income taxes	50	68	67	(68)	5	(37)	317	217	(299)	(75)	(270)	65	(579)
EBITDA	38,037	26,074	19,132	17,080	17,369	17,122	18,746	70,317	17,793	17,605	17,976	20,140	73,514

Interest expense	$2,408	$3,578	$3,419	$1,652	$1,735	$1,892	$2,004	$7,283	$1,577	$1,599	$1,744	$1,650	$6,570
Scheduled principal payments (1)	—	—	—	—	—	—	150	150	—	—	—	—	—
Interest and scheduled principal payments	$2,408	$3,578	$3,419	$1,652	$1,735	$1,892	$2,154	$7,433	$1,577	$1,599	$1,744	$1,650	$6,570

Interest coverage ratio	15.80	7.29	5.60	10.34	10.01	9.05	9.35	9.65	11.28	11.01	10.31	12.21	11.19

Debt service coverage ratio	15.80	7.29	5.60	10.34	10.01	9.05	8.70	9.46	11.28	11.01	10.31	12.21	11.19

(1) Scheduled principal payments exclude repayment of our Term Loan on February 22, 2011 in its entirety.

EBITDA, a non-GAAP financial measure, is defined as net income, plus interest expense, income tax expense and depreciation and amortization expense. EBITDA is not intended to represent cash flow for the period, is not presented as an alternative to operating income as an indicator of operating performance, should not be considered in isolation or as a substitute for measures of performance prepared in accordance with GAAP and is not indicative of operating income or cash provided by operating activities as determined under GAAP. EBITDA is presented solely as a supplemental disclosure with respect to liquidity because the Company believes it provides useful information regarding the Company's ability to service or incur debt. Because all companies do not calculate EBITDA the same way, this presentation of EBITDA may not be comparable to similarly titled measures of other companies. The Company believes that net income is the financial measure calculated and presented in accordance with GAAP that is most directly comparable to EBITDA.

September 30, 2011	31

Reconciliation of Net Income to Property NOI: Cash & GAAP Basis and Definition (in thousands)

	Three Months Ended			Three months ended				2010
	31-Mar-11	30-Jun-11	30-Sep-11	31-Mar-10	30-Jun-10	30-Sep-10	31-Dec-10	Total

Net Income	$24,767	$10,381	$3,314	$5,562	$5,954	$4,757	$5,820	$22,093
Add (deduct):
Investment banking segment net loss (income)	(160)	(3,274)	139	479	(263)	401	(1,352)	(735)
Gain on sale of assets	(19,592)	(2,346)	—	—	—	—	—	—
Management fees (before elimination)	(364)	(428)	(439)	(484)	(359)	(362)	(535)	(1,740)
Depreciation and Amortization	10,781	12,065	12,279	9,184	9,205	10,348	10,453	39,190
Amortization of favorable leases	(39)	(23)	(57)	716	432	96	119	1,363
Selling, general and administrative	1,644	1,602	1,656	1,447	1,854	1,400	1,698	6,399
Interest expense	2,408	3,578	3,419	1,652	1,736	1,892	2,003	7,283
Interest income	(600)	(910)	(790)	(338)	(374)	(431)	(491)	(1,634)
Equity in earnings of nonconsolidated REITs	(968)	(1,166)	(573)	(253)	(380)	(404)	(229)	(1,266)
Non-property specific income and expenses, net	(1,514)	(37)	67	461	690	421	(268)	1,304
GAAP Property NOI	16,363	19,442	19,015	18,426	18,495	18,118	17,218	72,257
Straight-line rent	(1,641)	(2,872)	(2,228)	(1,020)	(1,339)	(1,202)	(1,281)	(4,842)
Cash Property NOI	$14,722	$16,570	$16,787	$17,406	$17,156	$16,916	$15,937	$67,415

GAAP Property NOI is a non-GAAP financial measure equal to net income, the most directly comparable GAAP financial measure, plus selling, general and administrative expenses, depreciation and amortization, interest expense, less equity in earnings of nonconsolidated REITs, interest income, management fee income, gains or losses on the sale of assets and excludes non-property specific income and expenses. The Company also presents this on a cash basis (Cash Property NOI), which is GAAP Property NOI after eliminating the effects of straight-line rent. GAAP Property NOI and Cash Property NOI presented by the Company may not be comparable to NOI reported by other REITs that define NOI differently. NOI should not be considered an alternative to net income as an indication of our performance or to cash flows as a measure of the Company's liquidity or its ability to make distributions.

September 30, 2011	32

Investor Relations Contact (877) 686-9496 InvestorRelations@franklinstreetproperties.com

Franklin Street Properties Corp. ● 401 Edgewater Place ● Wakefield, MA 01880 ● (781) 557-1300

www.franklinstreetproperties.com